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                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                              FORM 8-K/A
                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)  March 18, 1994
																																																	 --------------
                              CRANE CO.
- ----------------------------------------------------------------
        (Exact name of registrant as specified in its Charter)


                            AMENDMENT NO. 1

     Delaware                    1-1657             13-1952290
- ----------------------------------------------------------------
(State or other juris-        (Commission        (IRS Employer
 diction of incorporation)     File Number)       Identification
                                                       No.)


             100 First Stamford Place, Stamford, CT 06902
- -----------------------------------------------------------------
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code (203) 363-7300
                                                   --------------

                           (Not Applicable)
- -----------------------------------------------------------------
    (Former name or former address, if changed since last report)





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           Item 7 of the report on Form 8-K filed by Crane Co. on
           March 31, 1994 is hereby amended in its entirety to read as follows:


Item 7.  Financial Statements and Exhibits

         There is incorporated by reference herein:
           A) Audited 3/31/93 Financial Statements for ELDEC Corporation filed on Form 10-K for the fiscal year ended March 31, 1993.
              (IRS Employer I.D. No.91-0663532)

           B) The nine months ended 12/26/93 and 12/27/92 Unaudited Income Statement and the 12/26/93 Unaudited Balance Sheet for ELDEC Corporation as contained in the ELDEC Corporation December 26, 1993 Form 10-Q filed in February 1994.

           Exhibit 1        Consent of Coopers & Lybrand.

           Exhibit 2        Proforma financial information relative to ELDEC
                            Corporation.










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                              SIGNATURES






           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                        Crane Co.
                                                        ----------
                                                        Registrant



April 27, 1994

                                                       By: /s/ P.R. Hundt
                                                          ----------------
                                                             P. R. Hundt
                                                           Vice President


                                                       By: /s/ M. L. Raithel
                                                          ------------------
                                                             M. L. Raithel
                                                           Controller-Chief
                                                          Accounting Officer




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EXHIBIT 1




                         CONSENT OF INDEPENDENT ACCOUNTANTS




    We hereby consent to the incorporation by reference in this Form 8-K of Crane Co. dated March 18, 1994 of our report dated May 4, 1993, on our audit of the consolidated financial statements of ELDEC Corporation as of March 28, 1993 and March 29, 1992 and for the three years ended
    March 28, 1993 appearing in the annual report on Form 10-K filed with the Securities and Exchange Commission.




    /s/ Coopers & Lybrand
        Seattle, Washington
        May 4, 1993







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EXHIBIT 2
                                                            CRANE CO. - PROFORMA
                                                              Statement of Income
                                                       (in thousands, except per share amounts)

                                             12/31/93      12/31/93
                                             Crane Co.      ELDEC      Pro-Forma      Pro-Forma
                                              & Subs     Corporation  Adjustments     12/31/93

Net Sales                                    $1,310,205    $100,232    $  -           $1,410,437

Operating Costs and Expenses
     Cost of Sales                            1,038,004      58,379      1,152         1,097,535
     Selling, General and Administrative        186,345      39,407        -             225,752
                                             ----------     -------    -------         ---------
                                              1,224,349      97,786      1,152         1,323,287

Operating Profit (Loss)                          85,856       2,446     (1,152)           87,150

Other Income (Deductions):
     Interest Expense - Net                      (6,931)     (1,707)    (5,793)          (14,431)
     Miscellaneous Income(Expense) - Net            893         (43)       -                 850
                                             ----------     -------    -------        ----------
                                                 (6,038)     (1,750)    (5,793)          (13,581)
                                             ----------     -------    -------        ----------
Income (Loss) Before Taxes                       79,818         696     (6,945)           73,569

Provision For Income Taxes (Benefit)             30,925        (291)    (2,369)           28,265
                                             ----------     -------    -------        ----------
Net Income                                   $   48,893     $   987    $(4,576)       $   45,304
                                             ==========     =======    =======        ==========

Net Income Per Share                              $1.62                                    $1.50
                                                  =====                                    =====

Average Shares Outstanding                       30,217                                   30,217


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

                                                              CRANE CO. - PROFORMA
                                                                Balance Sheet
                                                     (in thousands, except per share amounts)


                                              12/31/93           12/31/93
                                              Crane Co.          ELDEC                          Pro-Forma
                                              & Subs             Corporation    Acquisition     12/31/93
                                                     (Unaudited)
Assets
  Current Assets:

     Cash and Cash Equivalents             $  12,592             $  9,459       $    -           $ 22,051

     Accounts Receivable                     178,767               20,501         (3,124)         196,144
     Contract engineering in process             -                 16,787        (16,200)             587

     Inventories, at lower of cost,
      principally LIFO, or market:
     Net Inventory                           193,699               21,752          1,203          216,654

     Other Current Assets                      8,488                  655             -             9,143
                                            --------             --------        -------         ---------
                Total Current Assets         393,546               69,154        (18,121)         444,579


     Intangible Assets, Net                      -                  1,400             -             1,400

     Property, Plant and Equipment:
      Gross P.P.& E.                         421,708               79,340        (22,584)         478,464
      Accumulated Depreciation               222,314               38,025        (38,025)         222,314
                                            --------             --------        -------         --------
     Net Property, Plant & Equipment         199,394               41,315         15,441          256,150

     Other Assets                             38,142                1,326         19,500           58,968

     Cost in Excess of Net
      Assets Acquired                        113,083                   -           7,072          120,155
                                            --------             --------        -------         --------
           Total Assets                     $744,165             $113,195        $23,892         $881,252
                                            ========             ========        ========        ========
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                                                        CRANE CO. - PROFORMA
                                                            Balance Sheet
                                                (in thousands,except per share amounts)

                                           12/31/93            12/31/93
                                           Crane Co.           ELDEC                            Pro-Forma
                                           & Subs              Corporation   Acquisition        12/31/93
                                                   (Unaudited)

Liabilities and Shareholders' Equity
  Current Liabilities:
     Current Maturities of
       Long-Term Debt                     $  3,852            $   -          $    -            $  3,852
     Loans Payable                         108,048                -               -             108,048
     Accounts Payable                       73,385              4,744             -              78,129
     Accrued Liabilities                    81,107             11,728          10,165           103,000
     Taxes on Income                         5,291                -              -                5,291
                                          --------           --------        --------          --------
       Total Current Liabilities           271,683             16,472          10,165           298,320

Long-Term Debt                             105,557             25,000          77,300           207,857
Long-Term Debt - Related Parties              -                   -               -               -
Reserves and Other Liabilities              20,631              1,630               -            22,261

Accrued Postretirment Benefits              42,570                -               -              42,570

Accrued Pension Liability                    6,767                -               -               6,767

Deferred Income Tax                          6,138             4,065            2,455            12,658


Shareholders' Equity:
Common Shares                               29,863               285             (285)            29,863
Capital Surplus                             10,160            12,344          (12,344)            10,160
Retained Earnings                          263,666            53,448          (53,448)           263,666
Currency Translation Adjustment            (12,870)              (49)              49            (12,870)
                                         ---------          --------         --------           --------
Total Common Shareholders' Equity          290,819            66,028          (66,028)           290,819
                                         ---------          --------         --------           --------
                                         $ 744,165          $113,195         $ 23,892           $881,252
                                         =========          ========         ========           ========
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

                         Pro-Forma Adjustments                         Amount

1)  Amortization of the excess of purchase price over
     net assets acquired over 40 years                                     177

2)  Record intangible amortization - 20 years                              975

3)  Increase in interest cost due to debt incurred and
     cash used for acquisition                                           5,793

4)  Record step-up basis of inventory                                    1,203

5)  Write down of trade receivables                                    (3,124)

6)  Write down of contract engineering in process                      (16,200)

6)  Write-up P.P.& E. to appraised value (APB 16)                       15,441

7)  Record intangible assets                                            19,500

8)  Goodwill upon acquisition                                            7,072

9)  Establish restructuring reserve (severance and plant
     rearrangement - $8.0 million), warranty reserve for
     additional exposure ($2.0 million) and insurane reserve
     ($164 thousand)                                                    10,165

10) Deferred tax - temporary timing difference affected on
     the acquisition adjustments                                         2,455

11) Cost of investment                                                  77,300


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